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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 8, 2000
                Date of report: (Date of earliest event reported)



                         COMMISSION FILE NUMBER: 0-19024

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                                 FRONTSTEP, INC.
             (Exact name of registrant as specified in its charter)


           OHIO                                        31-1083175
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


   2800 CORPORATE EXCHANGE DRIVE                               43231
            COLUMBUS, OHIO                                   (Zip Code)
 (Address of principal executive offices)

                                 (614) 523-7000
              (Registrant's telephone number, including area code)

                               SYMIX SYSTEMS, INC.
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Ernst & Young LLP was previously the principal accountants for Frontstep, Inc., formerly Symix Systems, Inc. ("Frontstep" or the "Company"). On November 8, 2000, that firm's appointment as principal accountant was terminated and KPMG LLP was engaged as principal accountant. The decision to change accountants was approved by the Audit Committee and the Board of Directors.

       In connection with the audits of the two fiscal years ended June 30, 2000 and during the subsequent interim period through September 30, 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

       The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the years ended June 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Ernst & Young LLP is attached as Exhibit 16(a) to this Form 8-K.

       During the two fiscal years ended June 30, 2000, and the subsequent interim period through September 30, 2000, the Company did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)      Not applicable.

     (b)      Not applicable.

     (c)      Exhibits.

              The following exhibit is filed with this Form 8-K:

              16(a) Letter of Ernst & Young LLP regarding change in certifying accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FRONTSTEP, INC.



Dated:  November 14, 2000                  By: /s/ Daniel P. Buettin
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                                               Daniel P. Buettin
                                               Vice President and Chief
                                               Financial Officer
                                               (on behalf of the Registrant and
                                               as Principal Financial Officer)

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                                INDEX TO EXHIBITS


         Exhibit
          Number      Description of Exhibit
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          16(a)       Letter of Ernst & Young LLP regarding change in certifying accountant.